EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Pattern Energy Highlights the Significant, Immediate and Certain Value of its Pending Transaction and the Risks of ISS’s Recommendation

Board of Directors Firmly Recommends Stockholders Vote “FOR” the Proposed Transaction

SAN FRANCISCO – February 28, 2020 – Pattern Energy Group Inc. (Nasdaq and TSX: PEGI) ("Pattern Energy" or the "Company") today reiterated the firm recommendation of its Board of Directors (the “Board”) that stockholders vote “FOR” the compelling and certain value of the Company’s pending transaction (the “Transaction”) with Canada Pension Plan Investment Board (“CPP Investments”).

The Company issued the following statement in response to a report issued by independent proxy advisory firm Institutional Shareholder Services (“ISS”):

We strongly believe that ISS has reached the wrong conclusion in failing to recommend that Pattern Energy stockholders vote for “FOR” the proposals related to the Transaction. In doing so, ISS is recommending that Pattern Energy stockholders forgo the compelling and certain cash value of the Transaction, and instead assume that Pattern Energy’s stock goes up modestly in the face of the largest market decline in 40 years and in a historically volatile sector. Pattern Energy stockholders should ask themselves: Do two months of affected peer trading outweigh more than five years of the Company trading at a discount, if the fundamental issues facing the standalone Company have not changed?

ISS is correct to recognize in its report the “apparent cleanliness” of the process run by the Special Committee. After reaching out to the most logical buyers prior to signing and running a “go-shop” process where subsequent offers had the opportunity to top the proposed Transaction price, CPP Investments’ bid was the highest and best offer on the table for stockholders. Pattern Energy stockholders should ask themselves: If there was a higher offer to be had, why didn’t one emerge during or after the “go-shop” period?

In making its recommendation, ISS has overlooked the compelling value of the Transaction and the Company’s business, history and standalone prospects:

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The Transaction provides certain value to stockholders at a significant premium to multiple valuation benchmarks. It also provides full and fair value for the development pipeline and other aspects of our plan that the public markets have never recognized.

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To exceed the $26.75 Transaction price, Pattern Energy would have to grow at a rate well in excess of the current management plan. This would require raising additional equity and possibly other actions, including potentially cutting the dividend, which we expect would negatively impact our stock price.

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Stock movements at peer companies reflect unique event-driven situations at those companies and are not relevant to Pattern Energy and should not be simply extrapolated to the Company’s stock price. Moreover, the sector remains volatile and the long-term sustainability of current price levels is uncertain. Investors should take caution in the significant stock price decreases by the peer group over the last several days. This volatility stands in stark contrast to the certainty of the all-cash Transaction.

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The fundamentals of our business and the headwinds we are facing have not changed. Without this transaction, the Company will continue to face headwinds as the only U.S. YieldCo without a financial sponsor. In that scenario, our stockholders would bear the downside risk associated with the Company’s standalone plan.

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From the start, the process was driven by a Special Committee of independent directors that was appointed to address the management conflicts that are inherent in the Company’s business structure. These conflicts are fully disclosed.

●	Pattern Development did not block any bids pursuant to any consent right. In addition, management had no consent rights over any transactions involving Pattern Energy or Pattern Development.

The Board urges stockholders to vote “FOR” the Transaction and related proposals based on the comprehensive evaluation of the Special Committee and the compelling value proposition of the Transaction.

The Company continues to expect the Transaction to close by the second quarter of 2020, subject to Pattern Energy stockholder approval and other customary closing conditions. Pattern Energy has received all regulatory approvals required to complete the Transaction.

Evercore and Goldman Sachs & Co. LLC are acting as independent financial advisors to Pattern Energy’s Special Committee of the Board, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as independent legal counsel to the Special Committee of the Board.

If you have any questions about the special meeting or need assistance with voting procedures, you should contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders (Toll-Free): 1-888-750-5834
Banks and Brokers (Collect): 1-212-750-5833

About Pattern Energy

Pattern Energy Group Inc. (Pattern Energy) is an independent power company listed on the Nasdaq Global Select Market and Toronto Stock Exchange. Pattern Energy has a portfolio of 28 renewable energy projects with an operating capacity of 4.4 GW in the United States, Canada and Japan that use proven, best-in-class technology. For more information, visit www.patternenergy.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements contained in this communication constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "plan," "predict," "project," "forecast," "guidance," "goal," "objective," "prospects," "possible" or "potential," by future conditional verbs such as "assume," "will," "would," "should," "could" or "may," or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation, (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the Merger Agreement, and (c) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company's common stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company's business, operating results or stock price may suffer, (b) the Company's current plans and operations may be disrupted, (c) the Company's ability to retain or recruit key employees may be adversely affected, (d) the Company's business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company's management's or employees' attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company's ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company's ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading "Risk Factors" in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission ("SEC") and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This press release may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company has filed a definitive proxy statement with the SEC and Canadian securities regulatory authorities and mailed the definitive proxy statement and proxy card to each stockholder entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY HAS FILED AND MAY FILE WITH THE SEC AND CANADIAN SECURITIES REG`ULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors are able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the

Company at the SEC's website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement and the filings incorporated by reference therein may also be obtained, without charge, by contacting the Company's Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation
The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company's directors and executive officers is available in its annual proxy statement and definitive proxy statement related to the proposed transaction filed with the SEC and Canadian securities regulatory authorities on April 23, 2019 and February 4, 2020, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is also contained in the definitive proxy statement and other relevant materials filed with the SEC and Canadian securities regulatory authorities. These documents can be obtained free of charge from the Company from the sources indicated above.

Media Contact
Joele Frank, Wilkinson Brimmer Katcher
Andy Brimmer / Ed Trissel / Aaron Palash
212.355.4449

Investor Contact
Scott Winter / Gabrielle Wolf
Innisfree M&A Incorporated
212.750.5833